Capital Southwest Corporation Investor Presentation 5400 Lyndon B. Johnson Freeway, Suite 1300 | Dallas, Texas 75240 | 214.238.5700 | capitalsouthwest.com December 2017 Exhibit 99.1

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 relating to, among other things, the business, financial condition and results of operations of Capital Southwest, the anticipated investment strategies and investments of Capital Southwest, and future market demand. Any statements that are not statements of historical fact are forward-looking statements. Forward-looking statements are often, but not always, preceded by, followed by, or include words such as "believe," "expect," "intend," "plan," "should" or similar words, phrases or expressions or the negative thereof. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest and speak only as of the date of this presentation. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. For a further discussion of some of the risks and uncertainties applicable to Capital Southwest and its business, see Capital Southwest’s Annual Report on Form 10-K for the fiscal year ended March 31, 2017 and its subsequent filings with the Securities and Exchange Commission. Other unknown or unpredictable factors could also have a material adverse effect on Capital Southwest’s actual future results, performance, or financial condition. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements. Capital Southwest does not assume any obligation to revise or to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, or otherwise, except as may be required by law. This report is provided for informational purposes only, and does not constitute an offer to sell securities of the Company or a solicitation of an offer to purchase any securities. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the SEC. Investors should read the Company’s prospectus and SEC filings (which are publically available on the EDGAR Database on the SEC website at www.sec.gov) and consider the Company’s investment objectives, risks, and charges and expenses of the Company carefully before investing in securities of the Company. The Company’s prospectus and other SEC filings contain this and other information. Forward-Looking Statements

CSWC Senior Management Bowen S. Diehl Joined Capital Southwest in March 2014 Former Senior Investment Professional at American Capital (2001 – 2014) Co-Head of Sponsor Finance Group at American Capital (2007 – 2014) 15 years of investing experience in middle market debt and equity BE – Vanderbilt University. MBA – UT Austin Lives in Dallas with wife and three children Michael S. Sarner Joined Capital Southwest in June 2015 Former SVP Treasurer at American Capital (2000 – 2015) 20 years of financial, treasury and BDC experience BA – James Madison. MBA – George Washington University Certified Public Accountant Lives in Dallas with wife and three children

CSWC is a middle-market lending firm focused on supporting the acquisition and growth of middle-market companies across the capital structure CSWC was formed in 1961, and became a BDC in 1988 Publicly-traded on Nasdaq under CSWC ticker Internally Managed BDC with RIC status for tax purposes 18 employees based in Dallas, Texas Relaunched CSWC as a middle market lending firm in January 2015 Implemented credit strategy that fits extensive track record of investment team Liquidated majority of legacy equity assets Completed tax free spin off of wholly-owned industrial assets in September 2015 Total Balance Sheet Assets of $369 MM as of September 30, 2017 Manage I-45 Senior Loan Fund (“I-45 SLF”) in partnership with Main Street Capital (Nasdaq: MAIN) CSWC Company Overview

Pre-2015 Challenges Significant Market Discount to NAV Until spin off announcement, CSWC traded at a significant discount to NAV Virtually 100% of CSWC’s portfolio was invested in equity There was significant concentration in two industrial companies, with very large embedded capital gains Did not pay meaningful dividend (1) Average P/NAV from 1/2/08 to 9/30/14 Asset Allocation – 6/30/14 ($ in millions)

Solution: 2015 Tax Free Spin of Industrial Assets CSW Industrials, Inc.(2) NASDAQ Ticker CSWI Market Cap $749.8 million Debt $53.9 million Revenue $351.2 million EBITDA $60.4 million EV/EBITDA Multiple 12.8x CSWC Pre-Spinoff - 6/30/14 CSWC Portfolio - 6/30/2014 (1) 6/30/2014 portfolio mix is pro forma for the spin off of the CSW Industrials companies Data from CapitalIQ on 12/07/17. ($ in millions) ($ in millions)

Portfolio Rotation to Income Generation 6/30/2014 (excl. CSWI Companies) 9/30/2017 Investable Assets Since June 2014, CSWC has transformed its investment portfolio increasing income earning assets from 1% of the investable portfolio to 85% Exited 22 legacy portfolio equity investments, generating $228 MM in proceeds Invested $275 MM in 38 middle-market credit investments on balance sheet Invested $353 MM in 77 middle-market credits within I-45 Senior Loan Fund (“I-45 SLF”)

Built investment and finance teams made up of people with long track records of investing in the middle market Of the 18 employees, 15 joined CSWC since launching the middle market lending strategy Invested $275 MM in 38 middle-market credit assets on balance sheet Credit portfolio consists of $187 MM investments at fair value (73% 1st Lien) No non-accruals, debt marked at 99% of par Generated 21% weighted average IRR on 14 exits Invested $353 MM in 77 middle-market credits assets within the I-45 SLF I-45 portfolio consists of $224 MM investments at fair value (94% 1st Lien) No non-accruals, debt marked at 99% of par Generated 12.5% weighted average IRR on 28 exits Key Highlights since launch of Credit Strategy

Dividend Yield has increased as credit portfolio grows (6.1%2 at 12/7/17 vs. 1.2% at 3/31/16) NAV growth is key to driving value for all stakeholders ($18.26 per share at 9/30/17 vs $17.34 per share at 3/31/16) Over the past seven quarters ending 9/30/17, CSWC has generated $1.11 per share in Pre-Tax NII and paid out $1.02 per share in regular dividends Dividend coverage of 109% of Pre-Tax NII 1.2% 1.8% 3.0% 4.2% 4.5%1 5.2% 5.6% 6.1%2 Evolution of CSWC Generating Consistent Dividend and NAV Growth Dividend Yield – Annualized Quarterly Dividend / CSWC Share Price at Qtr. End The Special Dividend of $0.26 is not included in the Dividend Yield calculation. Based on $17.09 closing price as of December 7, 2017 and a $0.26 quarterly dividend declared for the quarter ended 12/31/17.

Lower Middle Market (“LMM”): CSWC led or Club Deals Companies with EBITDA between $3 MM and $15 MM Typical leverage of 2x – 4x Debt to EBITDA through CSWC debt Commitment size up to $20 MM with hold sizes generally $10 to $15 MM Both Sponsored and Non-sponsored deals Securities include first lien, unitranche, second lien and subordinated debt Frequently make equity co-investments alongside CSWC debt Upper Middle Market (“UMM”): Syndicated or Club, First and Second Lien Companies typically have in excess of $50 MM in EBITDA Typical leverage of 3x – 5.5x Debt to EBITDA through CSWC debt position Hold sizes generally $5 to $10 MM Floating Rate First and Second Lien debt securities More liquid assets relative to Lower Middle Market investments Provides flexibility to invest/divest opportunistically based on market conditions and liquidity position Two Pronged Investment Strategy

Portfolio Statistics by Investment Strategy Portfolio statistics illustrate CSWC’s prudent investment underwriting Note: All metrics above exclude the I-45 Senior Loan Fund At September 30, 2017, we had equity ownership in approximately 84.6% of our LMM investments. The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of September 30, 2017, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status. As of September 30, 2017, there were no investments on non-accrual status. Weighted-average annual effective yield is higher than what an investor in shares in our common stock will realize on its investment because it does not reflect our expenses or any sales load paid by an investor. Weighted average metrics are calculated using investment cost basis weighting. Includes CSWC debt investments only. Calculated as the amount of each portfolio company’s debt (including CSWC’s position and debt senior or pari passu to CSWC’s position, but excluding debt subordinated to CSWC’s position) in the capital structure divided by each portfolio company’s adjusted EBITDA. Management uses this metric as a guide to evaluate relative risk of its position in each portfolio debt investment

Balance Sheet Credit Portfolio Mix Credit portfolio has grown to $187 MM and 73% first lien exposure at 9/30/17 Credit Portfolio (Fair Value)

Portfolio Mix as of 9/30/17 at Fair Value Current Investment Portfolio (By Type) Current Investment Portfolio (By Industry) Current Portfolio of $322 MM continues to be granular, diverse, and focused on income generating securities

Joint Venture with Main Street Capital Corporation (NASDAQ: MAIN) Fund invests in predominately Upper Middle Market first lien loans Total target fund size of $250 MM Total Equity Commitment of $85 MM from CSWC (80%) and MAIN (20%) Total Debt Commitment of $165 MM through Credit Facility led by Deutsche Bank Recurring Run-rate ROE to CSWC of approximately 13.0%, paid quarterly CSWC and MAIN jointly control Board of Managers Capital raising, fund tracking, monitoring, and financial reporting are managed by CSWC Origination capabilities are a joint effort between CSWC and MAIN All credit decisions are joint/unanimous between CSWC and MAIN I-45 fully disclosed in CSWC financials, but “off-balance sheet” for purposes of 1:1 BDC Leverage Test Senior Loan Fund (“I-45”)

I-45 Portfolio Remains Granular and Diverse $224 MM in Portfolio Assets generate attractive risk adjusted returns 1 Through I-45 Security Current I-45 Portfolio (By Industry) Telecommunications Retail Capital Equipment Media: Advertising, Printing & Pub. Healthcare & Pharmaceuticals

$180 MM Credit Facility: led by ING (eight banks) Includes accordion up to $250 MM $56 MM drawn as of 9/30/2017 Matures November 2021; L + 300 with step-down to L + 275 Balance Sheet Cash: Approximately $33 MM of cash and cash equivalents as of 9/30/2017 Regulatory Leverage (Debt/Equity): 0.2x to 1.0x Well below the 1:1 regulatory limitation $165 MM I-45 Credit Facility: led by DB (four banks) $139 MM drawn as of 9/30/17 Matures July 2022; L + 240 CSWC Capitalization

Interest Rate Sensitivity Fixed vs. Floating Portfolio Composition (1) Debt Portfolio Exposure at 9/30/17 Well-Positioned for Changes to Base Interest Rates Note: Illustrative change in NII is based on CSWC’s existing debt investments as of 9/30/17, adjusted only for changes in Base Rates. The results of this analysis include the I-45 Senior Loan Fund, which is comprised of 100% floating rate assets and liabilities. (1) Portfolio Composition includes I-45 assets pro rata as a % of CSWC’s equity investment in the fund

Management interests are directly aligned with all Stakeholders Both the asset manager and the managed investment assets are consolidated and therefore all stakeholders have an interest in both entities Management owns equity directly in the BDC All management activities flow to the benefit of all stakeholders Operating expenses of an internally managed BDC typically offer a lower fee structure than an externally managed BDC (Opex as a % of Assets) Average of 2.2% for Internally Managed BDCs vs. 3.6% for similarly sized Externally Managed BDCs CSWC continues to thoughtfully manage its expense structure to offer a lower fee structure (Opex as a % of Assets) Senior personnel and corporate infrastructure already in place Historically, performing Internally Managed BDCs have traded at 0.5x price to book premiums versus Externally Managed peers Advantages of the Internally Managed BDC Structure

Appendix A: Investment and Finance Teams

Investment Team with Strong Credit Experience

- CSWC has assembled an investment team made up of individuals with extensive track records in middle market lending

Name	Title	Years Experience	Year Joined CSWC	Relevant Experience
Bowen Diehl	Chief Executive Officer / CIO	22	2014	- Managing Director and Co-Head of Sponsor Finance at American Capital - Merrill Lynch Investment Banking - Chase Securities Investment Banking
Douglas Kelley	Managing Director	20	2015	- Managing Director of Sponsor Finance at American Capital - Investment banking at J.P. Morgan, The Beacon Group, Credit Suisse First Boston
Josh Weinstein	Managing Director	17	2015	- Principal at H.I.G. WhiteHorse - VP at WhiteHorse Capital Partners - Analyst at Morgan Stanley and Citigroup
Bill Ashbaugh	Managing Director Business Development	40	2001	- Managing Director in Corporate Finance at Hoak, Principal and Southwest Securities - VP of Corporate Finance at Rauscher Pierce Refsnes (now RBC Dain Rauscher)
Curtis Harrison	Principal	14	2017	- VP at Goldman Sachs Specialty Lending Group (GSSLG) - MD at Kelly & Cornell, LLC
Ryan Kelly	Vice President	10	2010	- Analyst at Houlihan Lokey
Matt Darrah	Vice President	14	2016	- CFO of Rocket Learning - PM at Perot Investments (family office credit strategy) - Associate at American Capital - Analyst at Citigroup and Challenger Capital
Rachael Bazan	Associate	4	2016	- Analyst at ING
Spencer Klein	Associate	4	2015	- Analyst at J.P. Morgan
Michael Knapp	Associate	5	2015	- Analyst at Jefferies

CSWC capital southwest

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Appendix B: Underwriting & Portfolio Management

Disciplined Investment Process: Investment Criteria Experienced Management Team with Meaningful Equity Ownership Relevant experience and track record of success Significant economic interest in the future success of the company Strong Competitive Position Sustainable Business Model Diversification of Customers and Suppliers Ability of Capital Structure to Sustain Economic Cycles Significant Equity Value Supporting Debt Market leader in its business segments Quantifiable competitive advantage versus their competitors with barriers to entry Differentiated product and/or service that gives company a sustainable reason to exist Leverageable cash flow with ability to maintain or grow margins Inability for any one customer to significantly affect the company’s financial performance and ability to service debt Sustainability of supply and cost of inputs Capital structure appropriate for business model and industry Downside scenario modeling proves ability to sustain economic cycles while servicing debt with leverage inside enterprise value Significant underlying equity value to support debt in capital structure

Disciplined Process: Focus on Capital Preservation Extensive network of long standing private equity, intermediary, and co-lender relationships Team effort led by senior members Systematic CRM-driven relationship tracking Emphasis on partnership-centric approach Structural and size flexibility important to maintain relevance to sourcing network Sourcing Review deal tear-sheets outlining investment theses and risks on weekly basis Quick, thoughtful financing read to deal source Rigorous analysis of opportunity with emphasis on downside scenario Meet with management Present credit case to Investment Committee (IC); 12-20 page memo Advance detailed term sheet Continuous testing of investment theses and risk mitigates Lead or piggyback third party diligence work on accounting, legal, operations, industry, key management, and projections Visit key locations 30-50 page final IC memo memorializes work and findings Diligence reputations of transaction partners Present to IC for final approval Emphasis on covenants, voting rights, cash flow recapture, and incremental debt provisions Overly borrower-friendly credit agreements will kill a deal Team credit cycle experience critical to understanding how legal provisions are used during restructurings Continuous communication on deal, no surprises Monthly meeting to review all portfolio positions Proactive dialogue with sponsor, credit facility agent, management, and industry relationships Board seat or observer rights on lower middle market names Quarterly portfolio valuations and covenant reviews Consistent, Downside-Focused, Risk-Return Centric Credit Approach Initial Evaluation Due Diligence & Underwriting Documentation & Closing Portfolio Management

Maintaining Investment Discipline as Pipeline Grows Total Deals Reviewed 480 Indicative Terms Submitted 165 Initial IC Review 20 Diligence & Closed 11 11 Portfolio Companies (2.3%) $105 MM Invested Lower Middle Market Total Deals Reviewed 40 Preliminary Due Diligence 24 IC Review 5 Commitment / Bid 5 5 Portfolio Companies (12.5%) $27 MM Invested Upper Middle Market (Syndicated) 520 Deals Reviewed, 16 deals or $132 million closed in LTM ending 9/30/17

CSWC Taps Into a Broad Network of Deal Sources Intermediaries and Lending Partners Private Equity

Team-based approach with objectives to: Continually evaluate portfolio Identify potential problems early Prompt deal teams to proactively address issues Monitoring mechanisms Monthly/quarterly financials Regular communication with management/sponsor/agent Board observation/membership rights in direct deals Monthly investment team meeting Review package of credit portfolio tracker reports for each investment Discuss performance and issues for each deal Assign follow-up duties to team overseeing struggling positions Assign and monitor 1 to 4 Investment Rating for each debt investment 1 represents material outperformance, 4 represents material underperformance Senior executives will be involved day-to-day on workouts Portfolio Monitoring Process Example Monthly Portfolio Tracker

Valuation Process Overview Step 3 CFO and Treasurer review valuation results Final Valuation And Sr. Mgmt. Sign-offs Step 1 Valuation Models updated by Deal Teams Step 2 Finance Department begins valuation analysis Step 5 Internal Valuation Meeting (Sr. Management, Deal Teams, Finance Dept.) Audit Committee/ Board of Directors Begin Valuing Valuation Review 1 Update Models Valuation Meeting Step 6 Final Review and Sign-off by Senior Management and Auditors 3rd Party Review Step 4 3rd Party Valuation Consultants review portfolio and provide valuation range to Finance Dept. Step 7 Board of Directors Review and Approval 3rd Party Valuation Consultants are an integral part of our valuation process Our 3rd Party Valuation Consultants value our portfolio based on the following guidelines:  All Lower Middle Market investments are valued at least 2x per year Underperforming investments are generally valued 4x per year

Appendix C: Financial Statements

Balance Sheet

Income Statement

Portfolio Statistics CSWC utilizes an internal 1 - 4 investment rating system in which 1 represents material outperformance and 4 represents material underperformance. All new investments are initially set to 2. Includes dividends from Media Recovery, Inc. and I-45 Senior Loan Fund. Excludes CSWC equity investment in I-45 Senior Loan Fund. At Fair Value Continuing to build a well performing credit portfolio with no non-accruals

Investment Income Detail Constructing a portfolio of investments with recurring cash yield Non-Recurring income principally made up of acceleration of unamortized OID and prepayment fees Recurring cash interest income continues to grow quarter over quarter Earned less non-recurring prepayment fees in Q2 2018 versus previous quarter PIK income remains a minor portion of NII

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